SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 8, 1998

                             Mercury Finance Company
               (Exact name of registrant as specified in charter)


        Delaware                     1-10176          36-3627010
(State of other jurisdiction       (Commission       (IRS Employer
   of incorporation)               File Number)     Identification No.)



100 Field Drive, Lake Forest, Illinois                      60045
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (847) 295-8600





                                       N/A
          (Former name or former address, if changed since last report)



Item 5.   Other Events.

     The Registrant hereby files its Consolidated Financial Statements for the three month and nine month periods ended September 30, 1997, along with an explanatory discussion of certain factors affecting the Financial Statements, copies of which are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit No.    Description of Document

          99.1 The Registrant's Consolidated Financial Statements for the three month and nine month periods ended September 30, 1997.

          99.2           Management's Discussion.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Mercury Finance Company

Date:  January 8, 1998        By:  /s/ William A. Brandt, Jr.
                              Its: President and Chief Executive Officer